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                                 EXHIBIT 10.93


            REINSTATEMENT OF AND SECOND AMENDMENT TO LEASE AGREEMENT
                            FOR THE IKON BUILDINGS
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                    REINSTATEMENT OF AND SECOND AMENDMENT TO
                           AGREEMENT FOR THE PURCHASE
                              AND SALE OF PROPERTY

          THIS REINSTATEMENT OF AND SECOND AMENDMENT TO AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY is made and entered into as of the _____day of September, 2001, by and between WELLS CAPITAL, INC., a Georgia corporation ("Purchaser") and SV RESERVE, L.P., a Georgia limited partnership ("Seller").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the parties hereto entered into that certain Agreement for the Purchase and Sale of Property, dated as of July 23, 2001, relating to that certain property located at 810-820 Gears Road, Houston, Texas and being more particularly described on Exhibit A hereto(the "Property"), as amended by that certain First Amendment to Agreement for the Purchase and Sale of Property, dated August ___, 2001 (together, the "Agreement"); and

          WHEREAS, the Agreement was timely terminated by Purchaser; and

          WHEREAS, the parties desire to reinstate the Agreement and amend certain provisions of the Agreement;

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein set forth, and other good and valuable consideration the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, Seller and Purchaser do hereby covenant and agree as follows:

          1.  The Agreement, as amended hereby, is reinstated.

          2. Purchaser hereby waives the right to terminate the Agreement set forth in paragraph 5 of the Agreement, and said paragraph 5 shall be deleted from the Agreement.

          3. Purchaser acknowledges that Purchaser waives all objections to title and survey with respect to the Property other than any Monetary Liens and matters first arising after the date of Purchaser's Title Commitment and the Title Company is currently prepared to satisfy the condition described in Paragraph 6(c) of the Agreement. In all other respects, Purchaser confirms that no default exists by Seller under the Agreement nor does Purchaser know of any fact or circumstances which would cause any of the conditions set forth in Paragraph 6 (other than delivery of the Tenant Estoppel Certificate) of the Agreement not to be satisfied.

          4. Seller agrees to escrow from its proceeds at closing the sum of $50,000.00 pursuant to an escrow agreement in substantially the form attached as Exhibit B hereto.
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          5.  The parties authorize and instruct the Escrow Agent to retain and hold in accordance with the Agreement the $500,000 in Earnest Money previously deposited by Purchaser notwithstanding prior instructions to the contrary.

          6. Notwithstanding the date of Closing specified in paragraph 10 of the Agreement, the parties agree to use commercially reasonable efforts to close the transactions contemplated by the Agreement on or before September 7, 2001.

          7. Capitalized terms used herein shall have the meaning assigned to them in the Agreement unless the context requires otherwise.

          8. Except as expressly modified by the terms and conditions hereof, the terms and conditions of the Agreement shall remain unchanged and in full force and effect. Seller and Purchaser hereby ratify and affirm the Agreement as amended hereby.

          9. This instrument may be executed in counterparts each of which shall be deemed an original and which taken together shall constitute one instrument. Facsimile copies shall be deemed to be originals.

                       [signatures commence on next page]
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by duly authorized representatives as of the day, month and year first above written.

                                     "PURCHASER":

                                     WELLS CAPITAL, INC.,
                                     a Georgia corporation

                                     By:   /s/ Douglas P. Williams
                                           ------------------------

                                     Its:  Douglas P. Williams
                                           ------------------------
                                           Senior Vice President


                                     "SELLER":

                                     SV RESERVE, L.P.,
                                     a Georgia limited partnership

                                     By:  SV Reserve GP, LLC, a Georgia
                                          Limited liability company, its
                                          Sole general partner

                                     By:   /s/ C.L. Davidson
                                           ----------------------------------
                                           C. L. Davidson, President